Securities and Exchange Commission

                       Washington, DC  20549

                             Form 8-K

                          Current Report

              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act 1934


                  Date of Report January 29, 1999
                 (Date of earliest event reported)



                      CalEnergy Company, Inc.
      (Exact name of registrant as specified in its charter)



    Delaware                     1-9874                 94-2213782
(State of other          (Commission File              (IRS Employer
 jurisdiction of                Number)              Identification No.)
 incorporation)



 302 South 36th Street, Suite 400, Omaha, NE   68131
  (Address of principal executive offices)    Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

      On January 29, 1999, the Registrant announced that it has commenced a cash offer for all of its outstanding 9 7/8% Limited Recourse Senior Secured Notes due 2003. A copy of the press release issued by CalEnergy is attached hereto as Exhibit 1 and is incorporated herein by reference.

      Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrant and MidAmerican Energy Holdings Company and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated January 29, 1999

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: /s/ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: January 29, 1999

                             EXHIBIT 1


FOR IMMEDIATE RELEASE
Craig Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Patti McAtee - Director, Corporate Communications              402-341-4500
Kate Inverarity - Brunswick                                    212-333-3810

          CalEnergy Commences Cash Offer For Outstanding
       9 7/8% Limited Recourse Senior Secured Notes Due 2003

     OMAHA, NE, January 29, 1999:  CalEnergy Company, Inc.
("CalEnergy" or the "Company") (NYSE: CE; PCX and London) announced today that it has commenced a cash offer for all of its outstanding 9 7/8% Limited Recourse Senior Secured Notes due 2003
(the "Notes") (CUSIP No. 130190AD3).

     In conjunction with the offer, CalEnergy is soliciting consents of registered holders of the Notes to certain proposed amendments to the Indenture pursuant to which the Notes were issued to eliminate substantially all of the restrictive covenants and related events of default. The total consideration for each $1,000 principal amount of the Notes validly tendered and not withdrawn pursuant to the offer and for which consents to the proposed amendments are timely given will be the price based on the redemption price of $1,049.375 on June 30, 2000, the earliest redemption date for the Notes (the "Earliest Redemption Date"), that would result from a yield (the "Reference Yield") from the date and time that the Notes are accepted for payment by CalEnergy pursuant to the offer (the "Payment Date") to the Earliest Redemption Date equal to the sum of (i) the yield on the 5 3/8% U.S. Treasury Note due June 30, 2000 (the "Reference Security"), as calculated by the dealer managers in accordance with standard market practice, based on the bid price for such Reference Security as of 2:00 p.m., New York City time, on the Price Determination Date - which is the second business day immediately preceding the Expiration Date of the offer, plus (ii) 50 basis points (such price being rounded to the nearest cent per $1,000 principal amount of Notes) (such consideration referred to as the "Total Consideration"). The Tender Offer Consideration will be the Total Consideration minus the Consent Payment. The Consent Payment is equal to $20.00 for each $1,000 principal amount of Notes. In addition, CalEnergy will pay accrued and unpaid cash interest (at the current rate under the Indenture) to, but not including the Payment Date.

     The Expiration Date is midnight, New York City time, on
Friday, February 26, 1999, or such later date and time to which the offer is extended.

     Holders of Notes must tender their Notes at or prior to the Expiration Date in order to receive the Tender Offer Consideration and must also provide their consents to the proposed amendments to the Indenture at or prior to the Consent Date (5:00 p.m. February 11, 1999, or any extension) in order to receive the Consent Payment.



                              -more-

CalEnergy Company, Inc.
January 29, 1999
Page -2-


     The offer and solicitation are subject to a number of conditions which are set forth in the Offer to Purchase and Consent Solicitation Statement. Credit Suisse First Boston and Lehman Brothers are the dealer managers and solicitation agents and MacKenzie Partners, Inc. is the information agent. Information concerning the offer, the consent solicitation, the current yield on the Reference Security and the Tender Offer Consideration of the Notes will be available from Credit Suisse First Boston at 1-800-820-1653 or from Lehman Brothers at 1-800-438-3242. Requests for assistance or additional sets of the offering materials may be directed to the information agent at 1-800-322-2885 or 1-212-929-5500 (call collect). Information regarding the offer and the current solicitation will be available on MCM "Corporate Watch" Service on Telerate Pages 64166-64167 and Bloomberg Pages MCM 7891-7892.

     This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to the Notes. The offer and consent solicitation are being made solely by the Offer to Purchase and Consent Solicitation Statement dated January 29, 1999 and the related Consent and Letter of Transmittal, as the same may be amended from time to time.

     CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.


                         www.calenergy.com

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